EXHIBIT 10.7

AMENDMENT NO. 1
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated September 2, 2022, is made and entered into by and among IES HOLDINGS, INC., a Delaware corporation, on behalf of itself and each other Borrower and Guarantor (the "Administrative Borrower"), the financial institutions party hereto as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

RECITALS

A.WHEREAS, Borrowers, Guarantors, the Lenders party thereto from time to time, and Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of April 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.WHEREAS, Agent and Lenders have agreed to amend the Credit Agreement, in each case, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I
AMENDMENT

Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended and supplemented as follows:

1.01    Amendment to Cover Page.

(a)    The reference to "Third Amended and Restated Credit and Security Agreement" set forth on the cover page to the Credit Agreement is hereby deleted and a reference to "Third Amended and Restated Credit Agreement" in inserted in lieu thereof.

1.02    Amendments to Schedule 1.1.

(a)    The definitions of "Bonded Accounts", "Bonded Contract", "Fixed Asset Availability", "Net Liquidation Percentage", and "Raw Materials Trigger Date" are hereby amended by deleting each reference to "Lender" set forth therein and inserting "Agent" in lieu thereof.

(b)    The definition of "Acquisition" is hereby amended by replacing each reference to "(or such lesser amount as Agent, after a request from a Loan Party, may approve, in writing, in its sole discretion)" set forth therein and inserting "(or such lesser amount as Required Lenders, after a request from a Loan Party, may approve, in writing, in their sole discretion)" in lieu thereof.

(c)    The definition of "Bank Product Provider" is hereby amended and restated in its entirety as set forth below:

"Bank Product Provider" means any Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider; provided, that no such Person (other than Wells Fargo or its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Agent receives a Bank Product Provider Agreement from such Person (a) on or prior to the Closing Date (or such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided on or prior to the Closing Date, or (b) on or prior to the date that is 10 days after the provision of such Bank Product to a Loan Party or its Subsidiaries (or such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided after the Closing Date; provided further, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it so ceases to be a Lender hereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligations

(d)    The definition of "Change of Control" is hereby amended by deleting each reference to "Acquisition consented to by Lender" set forth therein and inserting "Acquisition consented to by Required Lenders".

(e)    The definition of "Fixed Asset Availability" is hereby amended by deleting the reference to "June 30, 2022" set forth therein and inserting "September 28, 2022" in lieu thereof.

(f)    The definition of "Hedge Provider" is hereby amended and restated in its entirety as set forth below:

"Hedge Provider" means any Bank Product Provider that is a party to a Hedge Agreement with a Loan Party or its Subsidiaries or otherwise provides Bank Products under clause (f) of the definition thereof; provided, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Lender or any of its Affiliates shall no longer constitute Hedge Obligations.

(g)    Clause (f) of the definition of "Permitted Indebtedness" is hereby amended by deleting the reference to "Lender" set forth therein and inserting "Agent" in lieu thereof.

(h)    Clause (r) of the definition of "Permitted Liens" is hereby amended by deleting the reference to "junior to the Liens upon the Collateral in favor of Lender" set forth therein and inserting "junior to the Liens upon the Collateral in favor of Agent, on behalf of itself and the other Lenders" in lieu thereof.

(i)    Clause (p) of the definition of "Permitted Dispositions" is hereby amended by deleting the reference to "$1,000,000" set forth therein and inserting "$2,000,000" in lieu thereof.

1.03    Amendments to Section 2.3.

(a)    Clause (d)(i) of Section 2.3 is hereby amended by inserting the following at the end of Clause(d)(i):

Notwithstanding the foregoing, the aggregate amount of all Protective Advances outstanding at any one time shall not exceed 10% of the Borrowing Base (or such greater amount as agreed to, in writing, by Agent and Required Lenders).

1.04    Amendments to Section 5.1.

(a)    Section 5.1 is hereby amended by inserting the following sentence at the end thereof:

At the written request of any Lender, Agent shall promptly deliver such financial statements, reports, and other items set forth on Schedule 5.1 to such Lender.

1.05    Amendments to Section 5.2.

(a)    Section 5.2 is hereby amended by inserting the following sentence at the end thereof:

At the written request of any Lender, Agent shall promptly deliver such reports and other items set forth on Schedule 5.2 to such Lender.

1.06    Amendments to Section 6.7.

(a)    Clause (b)(iii) of Section 6.7 is hereby amended by deleting each reference to "(or any other Acquisition consented to by Agent, in writing, in its sole discretion)" set forth therein and inserting "(or any other Acquisition consented to by Required Lenders, in writing, in their sole discretion)" in lieu thereof.

1.07    Amendments to Section 6.10.

(a)    Clauses (g) and (h) of Section 6.10 are hereby amended by deleting each reference to "(or any other Acquisition consented to by Lender, in writing, in its sole discretion)" set forth therein and inserting "(or any other Acquisition consented to by Required Lenders, in writing, in their sole discretion)" in lieu thereof.

1.08    Amendments to Section 6.11.

(a)    Clause (b) of Section 6.11 is hereby amended by deleting each reference to "Lender" set forth therein and inserting "Agent" in lieu thereof.

1.09    Amendment to Section 11.

(a)    Section 11 is hereby amended by deleting the reference to "If to Lender:" set forth therein and inserting "If to Agent:" in lieu thereof.

1.10    Amendments to Section 14.1.

(a)    Section 14.1(a)(viii) is hereby amended and restated in its entirety as follows:

(viii) amend, modify, or eliminate the definitions of "Required Lenders", "Supermajority Lenders", "Pro Rata Share", "Permitted Liens", or clause (p) of the definition of "Permitted Dispositions".

(b)    Section 14.1(c) is hereby amended by deleting the reference to "Agent, Borrowers and the Supermajority Lenders" and inserting "Agent, Borrowers, and all Lenders" in lieu thereof.

1.11    Amendments to Schedule 5.2.

(a)    The first row in the table set forth in Schedule 5.2 is hereby amended by (i) deleting the reference to "and" in clause (e), and (ii) inserting the following at the end of clause (f) and before the period:

; and

(g) a report showing (i) which Accounts represent progress billings from other Accounts in the Loan Parties' Collateral reporting and (ii) Accounts representing progress billings as of the previous month end that have been completed and billed together with an overall completion percentage for all Accounts representing progress billings.

1.12    Amendments to Schedule C-1.

(a)    Schedule C-1 is hereby amended and restated in its entirety as set forth on Schedule C-1 attached hereto.

1.13    Amendments to Exhibit A-1.

(a)    The Form of Assignment and Acceptance in the form attached hereto as Annex A shall be attached to the Credit Agreement as Exhibit A-1 thereto.

ARTICLE II
[Reserved]

ARTICLE III
NO WAIVER

3.01    No Waiver. This Agreement is a limited consent and other than as set forth above in Article I hereof, nothing contained in this Agreement shall be construed as an amendment of, consent to, or waiver by, Agent and Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between any Loan Party, Agent and Lenders, and the failure of Agent at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Agreement and any other contract or instrument between any Loan Party, Agent and Lenders.

ARTICLE IV
CONDITIONS PRECEDENT

4.01    Conditions to Effectiveness. This Agreement shall become effective only upon the satisfaction in full, in a manner satisfactory to Agent and Lenders, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

(a)    Agent shall have received a fully executed copy of this Agreement in form and substance acceptable to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request;

(b)    After giving effect to this Agreement, the representations and warranties made by each Loan Party contained herein and in the Credit Agreement, as amended hereby, and the other Loan Documents, shall be true and correct in all material respects as of the date hereof, as if those representations and warranties were made for the first time on such date.

(c)    After giving effect to this Agreement, each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents.

(d)    No Default or Event of Default shall exist under any of the Loan Documents (as amended hereby), and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Agreement.

(e)    All corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Agent and its counsel.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
C.
5.01    Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Administrative Borrower, on behalf of itself and each other Loan Party, hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Administrative Borrower, on behalf of itself and each other Loan Party, and Agent, on behalf of Lenders, agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02    Representations and Warranties. Administrative Borrower, on behalf of itself and each other Loan Party, hereby represents and warrants, jointly and severally, to Agent and Lenders as of the date hereof as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Agreement, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its Governing Documents or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the Credit Agreement or any of the other Loan Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which (i) will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect or (ii) the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (d) this Agreement, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Agreement, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (f) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Agreement; (g) each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (h) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

ARTICLE VI
POST CLOSING COVENANT

6.01    General. The Borrowers covenant and agree to fulfill the obligations set forth on Exhibit A. The failure to have taken such actions or deliver such agreements shall not constitute a Default or an Event of Default or a breach of any representation and warranty until the date specified on Exhibit A (as such date may be extended as provided therein); provided that failure to have taken such action or make such required delivery by the date specified in Exhibit A shall be an immediate Event of Default (such Event of Default may be waived solely with the consent of Agent and all other Lenders).

ARTICLE VII
MISCELLANEOUS PROVISIONS

7.01    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent and Lenders shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

7.02    Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.03    Lender Group Expenses. The Borrowers agree to pay on demand all reasonable Lender Group Expenses incurred by Agent and Lenders in connection with any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of Agent's and Lenders' legal counsel, and all costs and expenses incurred by Agent and Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and Lenders' legal counsel.

7.04    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05    Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Agent and Lenders and each Loan Party and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Agent.

7.06    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered,

shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

7.07    Effect of Waiver. No consent or waiver, express or implied, by Agent or Lender to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08    Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

7.09    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVERL; JUDICIAL REFERENCE PROVISION. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS MODIFIED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS, AGENT, AND required lenders.

7.11    Release. ADMINISTRATIVE BORROWER, ON BEHALF OF ITSELF AND EACH LOAN PARTY, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO THE BORROWERS UNDER THE CREDIT

AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND LENDERS. ADMINISTRATIVE BORROWER, ON BEHALF OF ITSELF AND EACH LOAN PARTY, HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

7.12    Consent of Guarantors. The Administrative Borrower, on behalf of each Guarantor, hereby (a) consents to the transactions contemplated by this Agreement; and (b) agrees that the Credit Agreement and the other Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) are and shall remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and Administrative Borrower, on behalf of the Guarantors, has acknowledged and agreed to same, it understands that the Agent has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Administrative Borrower, on behalf of each Guarantor, acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such documents, that the undersigned's consent is not required to the effectiveness of the Credit Agreement and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Credit Agreement or any of the other Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

ADMINISTRATIVE BORROWER:

IES HOLDINGS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Senior Vice President, CFO & Treasurer

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Michael Gerard
Name:	Michael Gerard
Title:	Authorized Signatory

FIFTH THIRD BANK, NATIONAL
ASSOCIATION

By:	/s/ Elias Makris
Name:	Elias Makris
Title:	Managing Director

Exhibit A

Post-Closing Covenant

1.Borrower shall, at its sole cost and expense, deliver or cause to be delivered to Agent the following items with respect to (x) the real property located at 5859 US-98 Lakeland, Florida 33809 within 180 days after the date hereof (or such later date as Agent and all other Lenders may agree, in writing, in its sole discretion), (y) the real property located at 4160 Half-Acre Rd, Batavia, Ohio 45103 within 180 days after the date hereof (or such later date as Agent and all other Lenders may agree, in writing, in its sole discretion), and (z) the real property located at 2121 North 161st Avenue, Tulsa, Oklahoma within 180 days after the date hereof (or such later date as Agent and all other Lenders may agree, in writing, in its sole discretion), all of which shall be in form and substance reasonably satisfactory to Agent: (a) a loan policy of title insurance, (b) a mortgage or deed of trust (with assignment of leases and rents), (c) a legal opinion covering the due authorization, execution, delivery and enforceability of the mortgage or deed of trust (as applicable), (d) a survey, (e) an environmental report, (f) a zoning report, and (g) any other information or documentation reasonably required by Agent to comply with applicable laws, regulations or internal policies (including any of the foregoing related to flood insurance).

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Bank, National Association	$115,000,000	$115,000,000
Fifth Third Bank, National Association	$35,000,000	$35,000,000
All Lenders	$150,000,000	$150,000,000

Annex A

Exhibit A-1 Form of Assignment and Acceptance

[See Attached]
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